Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

SECOND QUARTER 2017

EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

THE GALLOWAY AT OWENS

255 UNITS

PLEASANTON, CA

INVESTOR RELATIONS

Barb Pak

Vice President of Finance & Investor Relations

(650) 655-7800

ESSEX PROPERTY TRUST, INC.

1100 Park Place, Suite 200

San Mateo, CA 94403

(650) 655-7800

Q2 2017 Supplemental
Table of Contents

Page(s)
Consolidated Operating Results	S-1 – S-2
Consolidated Funds From Operations	S-3
Consolidated Balance Sheets	S-4
Debt Summary - June 30, 2017	S-5
Capitalization Data, Public Bond Covenants, Credit Ratings, and Selected Credit Ratios - June 30, 2017	S-6
Portfolio Summary by County - June 30, 2017	S-7
Operating Income by Quarter - June 30, 2017	S-8
Same-Property Revenue Results by County - Quarters ended June 30, 2017 and 2016, and March 31, 2017	S-9
Same-Property Revenue Results by County - Six months ended June 30, 2017 and 2016	S-9.1
Same-Property Operating Expenses	S-10
Development Pipeline - June 30, 2017	S-11
Redevelopment Pipeline - June 30, 2017	S-12
Capital Expenditures - June 30, 2017	S-12.1
Co-Investments - June 30, 2017	S-13
Assumptions for 2017 FFO Guidance Range	S-14
Reconciliation of Projected EPS, FFO and Core FFO per diluted share	S-14.1
Summary of Apartment Community Acquisitions and Dispositions Activity	S-15
2017 MSA Level Forecast: Supply, Jobs and Apartment Market Conditions	S-16
Reconciliations of Non-GAAP Financial Measures and Other Terms	S-17.1 – S-17.4

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,		June 30,
	2017	2016	2017	2016

Revenues:
Rental and other property	$336,766	$319,562	$669,934	$631,740
Management and other fees from affiliates	2,296	2,028	4,532	4,052
	339,062	321,590	674,466	635,792

Expenses:
Property operating	98,265	96,079	197,778	190,569
Depreciation and amortization	117,939	109,673	233,442	219,380
General and administrative	10,337	9,698	20,938	18,880
Acquisition and investment related costs	274	267	830	1,095
	226,815	215,717	452,988	429,924
Earnings from operations	112,247	105,873	221,478	205,868

Interest expense, net (1)	(54,281)	(52,754)	(106,280)	(102,097)
Interest and other income	5,362	9,409	12,126	14,617
Equity income from co-investments	10,308	14,296	21,207	29,364
Gain on sale of real estate and land	-	-	26,174	20,258
Deferred tax expense on gain on sale of real estate and land	-	-	-	(4,279)
Gain on remeasurement of co-investment	2,159	-	88,641	-
Net income	75,795	76,824	263,346	163,731
Net income attributable to noncontrolling interest	(5,036)	(4,811)	(13,623)	(9,882)
Net income attributable to controlling interest	70,759	72,013	249,723	153,849
Dividends to preferred stockholders	-	-	-	(1,314)
Excess of redemption value of preferred stock over the carrying value	-	-	-	(2,541)
Net income available to common stockholders	$70,759	$72,013	$249,723	$149,994

Net income per share - basic	$1.08	$1.10	$3.80	$2.29

Shares used in income per share - basic	65,729,074	65,451,110	65,639,775	65,428,382

Net income per share - diluted	$1.08	$1.10	$3.80	$2.29

Shares used in income per share - diluted	65,819,694	65,575,378	65,942,018	65,558,811

(1)	Refer to page S-17.2, the section titled “Interest Expense, Net” for additional information.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2017	2016	2017	2016

Rental and other property
Rental	$314,546	$298,942	$624,668	$591,461
Other property	22,220	20,620	45,266	40,279
Rental and other property	$336,766	$319,562	$669,934	$631,740

Property operating expenses
Real estate taxes	$34,884	$34,541	$70,752	$68,960
Administrative and insurance	20,690	19,927	41,245	38,961
Maintenance and repairs	18,575	18,449	37,476	36,467
Utilities	16,566	15,559	33,221	31,025
Property management	7,550	7,603	15,084	15,156
Property operating expenses	$98,265	$96,079	$197,778	$190,569

Interest and other income
Marketable securities and other interest income	$5,044	$4,296	$9,924	$8,764
Gain on sale of marketable securities and other investments	13	1,103	1,618	1,843
Insurance reimbursements and other	305	4,010	584	4,010
Interest and other income	$5,362	$9,409	$12,126	$14,617

Equity income from co-investments
Equity income from co-investments	$4,395	$4,804	$9,648	$9,756
Income from preferred equity investments	5,665	3,881	11,311	6,562
Gain on sale of co-investment communities	-	5,611	-	13,046
Income from early redemption of preferred equity investments	248	-	248	-
Equity income from co-investments	$10,308	$14,296	$21,207	$29,364

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,422	$2,450	$8,568	$5,234
DownREIT limited partners’ distributions	1,695	1,425	3,245	2,859
Third-party ownership interest	919	936	1,810	1,789
Noncontrolling interest	$5,036	$4,811	$13,623	$9,882
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations (1)	Three Months Ended			Six Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	June 30,			June 30,
	2017	2016	% Change	2017	2016	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$70,759	$72,013		$249,723	$149,994
Adjustments:
Depreciation and amortization	117,939	109,673		233,442	219,380
Gains not included in FFO	(2,159)	(5,611)		(114,815)	(33,304)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	-	-		-	4,279
Depreciation add back from unconsolidated co-investments	13,627	12,457		26,481	24,480
Noncontrolling interest related to Operating Partnership units	2,422	2,450		8,568	5,234
Depreciation attributable to third party ownership and other (2)	(26)	(4)		(51)	2
Funds from operations attributable to common stockholders and unitholders	$202,562	$190,978		$403,348	$370,065
FFO per share-diluted	$2.97	$2.81	5.7%	$5.93	$5.45	8.8%

Components of the change in FFO
Non-core items:
Acquisition and investment related costs	$274	$267		$830	$1,095
Gain on sale of marketable securities and other investments	(13)	(1,103)		(1,618)	(1,843)
Interest rate hedge ineffectiveness (3)	(14)	-		(20)	-
Income from early redemption of preferred equity investments	(248)	-		(248)	-
Excess of redemption value of preferred stock over the carrying value	-	-		-	2,541
Insurance reimbursements and legal settlements	-	(4,010)		(25)	(4,010)
Core funds from operations attributable to common stockholders and unitholders	202,561	186,132		402,267	367,848
Core FFO per share-diluted	$2.97	$2.74	8.4%	$5.91	$5.42	9.0%

Changes in core items:
Same-property NOI	$9,654			$20,871
Non-same property NOI	5,364			10,114
Management and other fees, net	268			480
FFO from co-investments	2,545			6,642
Interest and other income	1,053			1,719
Interest expense	(1,513)			(4,163)
General and administrative	(639)			(2,058)
Other items, net	(303)			814
	$16,429			$34,419

Weighted average number of shares outstanding diluted (4)	68,145,911	67,877,202		68,058,495	67,864,255

(1)	Refer to page S-17.1, the section titled “Funds from Operations (“FFO”)” for additional information on the Company’s definition and use of FFO and Core FFO.
(2)
The Company consolidates certain co-investments. Noncontrolling interest’s share of net operating income in these investments for the three and six months ended June 30, 2017 was $1.2 million and $2.4 million, respectively.

(3)
Interest rate swaps are generally adjusted to fair value through other comprehensive income (loss). However, because certain of our interest rate swaps do not have a 0% LIBOR floor, while related hedged debt in these cases is subject to a 0% LIBOR floor, the portion of the change in fair value of these interest rate swaps attributable to this mismatch is recorded as noncash interest rate hedge ineffectiveness through interest expense.

(4)
Assumes conversion of all outstanding limited partnership units in the Operating Partnership and excludes all DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2017	December 31, 2016
Real Estate:
Land and land improvements	$2,719,064	$2,559,743
Buildings and improvements	10,536,639	10,116,563
	13,255,703	12,676,306
Less: accumulated depreciation	(2,534,646)	(2,311,546)
	10,721,057	10,364,760
Real estate under development	263,284	190,505
Co-investments	1,081,084	1,161,275
Real estate held for sale, net	3,015	101,957
	12,068,440	11,818,497
Cash and cash equivalents, including restricted	199,876	170,302
Marketable securities	151,995	139,189
Notes and other receivables	54,660	40,970
Prepaid expenses and other assets	49,980	48,450
Total assets	$12,524,951	$12,217,408

Unsecured debt, net	$3,540,802	$3,246,779
Mortgage notes payable, net	2,122,593	2,191,481
Lines of credit	-	125,000
Distributions in excess of investments in co-investments	36,025	-
Other liabilities	342,423	317,227
Total liabilities	6,041,843	5,880,487
Redeemable noncontrolling interest	45,081	44,684
Equity:
Common stock	6	6
Additional paid-in capital	7,131,047	7,029,679
Distributions in excess of accumulated earnings	(785,939)	(805,409)
Accumulated other comprehensive loss, net	(28,341)	(32,098)
Total stockholders’ equity	6,316,773	6,192,178
Noncontrolling interest	121,254	100,059
Total equity	6,438,027	6,292,237
Total liabilities and equity	$12,524,951	$12,217,408
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - June 30, 2017
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

		Weighted Average
	Balance Outstanding	Interest Rate	Maturity in Years		Unsecured	Secured	Total	Weighted Average Interest Rate	Percentage of Total Debt
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	3.1	2017	$40,000	$15,105	$55,105	4.4%	1.0%
Bonds public - fixed rate	2,900,000	3.7%	7.0	2018	-	257,108	257,108	5.5%	4.5%
Term loan (1)	350,000	2.3%	4.6	2019	75,000	578,114	653,114	4.3%	11.6%
Unamortized net discounts and debt issuance costs	(24,198)	-	-	2020	-	695,070	695,070	4.8%	12.3%
	3,540,802	3.6%	6.4	2021	500,000	52,831	552,831	4.3%	9.8%
Mortgage Notes Payable, net				2022	650,000	42,649	692,649	3.0%	12.3%
Fixed rate - secured	1,806,220	4.7%	3.7	2023	600,000	2,188	602,188	3.6%	10.7%
Variable rate - secured (2)	281,217	1.6%	18.9	2024	400,000	2,317	402,317	4.0%	7.1%
Unamortized premiums and debt issuance costs, net	35,156	-	-	2025	500,000	16,056	516,056	3.5%	9.1%
Total mortgage notes payable	2,122,593	4.3%	5.7	2026	450,000	55,091	505,091	3.4%	8.9%
				2027	350,000	166,250	516,250	3.3%	9.1%
Unsecured Lines of Credit				Thereafter	-	204,658	204,658	2.1%	3.6%
Line of credit (3)	-	1.9%		Subtotal	3,565,000	2,087,437	5,652,437	3.9%	100.0%
Line of credit (4)	-	1.9%		Debt Issuance Costs	(19,390)	(6,452)	(25,842)	NA	NA
Total lines of credit	-	1.9%		Premiums/(Discounts)	(4,808)	41,608	36,800	NA	NA
				Total	$3,540,802	$2,122,593	$5,663,395	3.9%	100.0%
Total debt, net	$5,663,395	3.9%

Capitalized interest for the three and six months ended June 30, 2017 was approximately $3.3 million and $6.6 million, respectively.

(1)
The unsecured term loan has a variable interest rate of LIBOR plus 0.95%. The Company has interest rate swap contracts with an aggregate notional amount of $200 million, which effectively converts the interest rate on $200 million of the term loan to a fixed rate of 2.3%.

(2)	$281.2 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.
(3)
The unsecured line of credit facility aggregates to $1 billion. The line matures in December 2020 with one 18-month extension, exercisable at the Company’s option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(4)
The unsecured line of credit facility is $25 million and is scheduled to mature in January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - June 30, 2017
(Dollars and shares in thousands, except per share amounts)

Capitalization Data					Public Bond Covenants (1)	Actual	Requirement
Total debt, net			$5,663,395
					Adjusted Debt to Adjusted Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,989
Limited partnership units (1)			2,325
Options-treasury method			85		Secured Debt to Adjusted Total Assets:	14%	< 40%
Total shares of common stock and potentially dilutive securities			68,399

Common stock price per share as of June 30, 2017			$257.27
					Interest Coverage:	402%	> 150%
Total equity capitalization			$17,597,011

Total market capitalization			$23,260,406		Unsecured Debt Ratio (2):	289%	> 150%

Ratio of debt to total market capitalization			24.3%
					Selected Credit Ratios (3)	Actual
Credit Ratings
Rating Agency	Rating	Outlook			Net Indebtedness Divided by Adjusted EBITDA, normalized and annualized:	5.6
Fitch	BBB+	Stable
Moody’s	Baa1	Stable			Unencumbered NOI to Adjusted Total NOI:	69%
Standard & Poor’s	BBB+	Stable

				(1)	Refer to page S-17.3 for additional information on the Company’s Public Bond Covenants.
(1)	Assumes conversion of all outstanding limited partnership units in the Operating Partnership into shares of the Company’s common stock.			(2)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(3)	Refer to pages S-17.1 to S-17.4, the section titled “Reconciliations of Non-GAAP Financial Measures and Other Terms” for additional information on the Company’s Selected Credit Ratios.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Portfolio Summary as of June 30, 2017

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)

Southern California
Los Angeles County	9,387	1,418	-	10,805	$2,365	$2,041	$2,342	19.5%	12.4%	18.8%
Orange County	5,553	1,379	-	6,932	2,097	1,845	2,069	10.6%	11.2%	10.6%
San Diego County	5,203	616	-	5,819	1,847	1,691	1,839	8.5%	4.5%	8.2%
Ventura County	2,577	693	-	3,270	1,714	2,086	1,758	4.3%	6.2%	4.5%
Other Southern CA	623	249	-	872	1,577	1,559	1,574	0.9%	1.9%	1.0%
Total Southern California	23,343	4,355	-	27,698	2,093	1,909	2,077	43.8%	36.2%	43.1%

Northern California
Santa Clara County	7,356	2,053	476	9,885	2,655	2,718	2,663	18.9%	20.6%	19.0%
Alameda County	2,954	1,983	-	4,937	2,468	2,367	2,441	6.8%	18.5%	7.9%
San Mateo County	1,830	197	320	2,347	2,834	2,839	2,835	5.1%	2.5%	4.9%
Contra Costa County	2,270	49	-	2,319	2,267	4,456	2,291	5.0%	0.7%	4.6%
San Francisco	1,342	463	545	2,350	3,050	3,336	3,095	3.7%	7.2%	4.0%
Other Northern CA	96	-	-	96	2,738	-	2,738	0.3%	-	0.3%
Total Northern California	15,848	4,745	1,341	21,934	2,619	2,658	2,624	39.8%	49.5%	40.7%

Seattle Metro	10,238	1,958	-	12,196	1,768	1,640	1,757	16.4%	14.3%	16.2%

Total	49,429	11,058	1,341	61,828	$2,194	$2,195	$2,194	100.0%	100.0%	100.0%

(1)
Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended June 30, 2017. See the section titled “Net Operating Income (“NOI”) and Same-Property NOI Reconciliations” on page S-17.3.
(3)	Includes all apartment communities with rents.
(4)	Includes two rental income producing development communities in lease-up which consist of 627 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company’s pro rata share.
(7)	At Company’s pro rata share.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands)

	Apartment Homes	Q2 ‘17	Q1 ‘17	Q4 ‘16	Q3 ‘16	Q2 ‘16

Rental and other property revenues:
Same-property	46,128	$304,662	$302,125	$300,808	$300,069	$293,093
Acquisitions (2)	2,081	15,859	13,751	3,018	2,475	2,354
Development (3)	360	4,462	4,334	4,270	4,303	4,062
Redevelopment	621	4,909	4,814	4,757	4,775	4,703
Non-residential/other, net (4)	239	6,874	8,144	14,052	15,456	15,350
Total rental and other property revenues	49,429	336,766	333,168	326,905	327,078	319,562

Property operating expenses:
Same-property		90,308	90,455	91,522	91,261	88,393
Acquisitions (2)		5,273	4,552	906	831	850
Development (3)		1,448	1,576	1,528	1,569	1,497
Redevelopment		1,468	1,526	1,558	1,565	1,477
Non-residential/other, net (4) (5)		(232)	1,404	3,483	4,135	3,862
Total property operating expenses		98,265	99,513	98,997	99,361	96,079

Net operating income (NOI):
Same-property		214,354	211,670	209,286	208,808	204,700
Acquisitions (2)		10,586	9,199	2,112	1,644	1,504
Development (3)		3,014	2,758	2,742	2,734	2,565
Redevelopment		3,441	3,288	3,199	3,210	3,226
Non-residential/other, net (4)		7,106	6,740	10,569	11,321	11,488
Total NOI		$238,501	$233,655	$227,908	$227,717	$223,483

Same-property metrics
Operating margin		70%	70%	70%	70%	70%
Annualized turnover (6)		54%	46%	47%	63%	56%
Financial occupancy (7)		96.4%	96.5%	96.6%	96.5%	96.0%

(1)	Includes consolidated communities only.
(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2016.
(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2016.
(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(5)
Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q2’17 there were $2.0 million in reductions to operating expenses related to changes in prior period property tax estimates.

(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(7)
Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Results by County - Second Quarter 2017 vs. Second Quarter 2016 and First Quarter 2017
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q2 '17 % of Actual NOI	Q2 '17	Q2 '16	% Change	Q2 '17	Q2 '16	% Change	Q2 '17	Q2 '16	% Change	Q1 '17	% Change

Southern California
Los Angeles County	8,523	19.3%	$2,364	$2,293	3.1%	95.9%	95.7%	0.2%	$60,389	$58,769	2.8%	$60,392	0.0%
Orange County	5,553	11.5%	2,097	2,001	4.8%	96.3%	96.1%	0.2%	35,219	33,609	4.8%	34,962	0.7%
San Diego County	4,961	8.8%	1,834	1,755	4.5%	96.1%	95.9%	0.2%	27,685	26,530	4.4%	27,549	0.5%
Ventura County	2,577	4.6%	1,714	1,634	4.9%	96.9%	96.3%	0.6%	13,660	12,993	5.1%	13,593	0.5%
Other Southern CA	384	0.5%	1,251	1,209	3.5%	97.9%	97.2%	0.7%	1,523	1,440	5.8%	1,475	3.3%
Total Southern California	21,998	44.7%	2,081	2,002	3.9%	96.2%	95.9%	0.3%	138,476	133,341	3.9%	137,971	0.4%

Northern California
Santa Clara County	5,925	17.0%	2,671	2,639	1.2%	97.0%	96.4%	0.6%	48,471	47,299	2.5%	48,004	1.0%
Alameda County	2,954	7.4%	2,468	2,422	1.9%	95.8%	95.8%	0.0%	22,091	21,713	1.7%	21,667	2.0%
San Mateo County	1,830	5.5%	2,834	2,753	2.9%	96.7%	96.1%	0.6%	15,881	15,332	3.6%	15,861	0.1%
Contra Costa County	2,270	5.4%	2,267	2,208	2.7%	97.3%	96.6%	0.7%	15,751	15,274	3.1%	15,635	0.7%
San Francisco	817	1.9%	2,486	2,422	2.6%	95.4%	94.7%	0.7%	6,092	5,833	4.4%	5,994	1.6%
Other Northern CA	96	0.3%	2,738	2,495	9.7%	98.5%	97.7%	0.8%	814	726	12.1%	801	1.7%
Total Northern California	13,892	37.5%	2,573	2,524	1.9%	96.7%	96.2%	0.5%	109,100	106,177	2.8%	107,962	1.1%

Seattle Metro	10,238	17.8%	1,768	1,665	6.2%	96.2%	95.9%	0.3%	57,086	53,575	6.6%	56,192	1.6%

Total Same-Property	46,128	100.0%	$2,160	$2,084	3.6%	96.4%	96.0%	0.4%	$304,662	$293,093	3.9%	$302,125	0.8%

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Revenue Results by County - Six months ended June 30, 2017 vs. Six months ended June 30, 2016
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2017 % of Actual NOI	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change

Southern California
Los Angeles County	8,523	19.3%	$2,353	$2,281	3.2%	96.0%	95.9%	0.1%	$120,782	$117,076	3.2%
Orange County	5,553	11.4%	2,084	1,986	4.9%	96.4%	96.1%	0.3%	70,181	66,713	5.2%
San Diego County	4,961	8.9%	1,822	1,741	4.7%	96.2%	95.8%	0.4%	55,233	52,512	5.2%
Ventura County	2,577	4.7%	1,703	1,624	4.9%	97.1%	96.3%	0.8%	27,254	25,807	5.6%
Other Southern CA	384	0.5%	1,239	1,193	3.9%	96.9%	97.0%	-0.1%	2,998	2,845	5.4%
Total Southern California	21,998	44.8%	2,070	1,989	4.1%	96.3%	96.0%	0.3%	276,448	264,953	4.3%

Northern California
Santa Clara County	5,925	16.8%	2,660	2,618	1.6%	97.1%	96.4%	0.7%	96,475	93,691	3.0%
Alameda County	2,954	7.2%	2,460	2,402	2.4%	95.3%	95.7%	-0.4%	43,758	42,934	1.9%
San Mateo County	1,830	5.5%	2,816	2,734	3.0%	97.2%	96.0%	1.3%	31,742	30,452	4.2%
Contra Costa County	2,270	5.4%	2,255	2,185	3.2%	97.3%	96.6%	0.7%	31,386	30,244	3.8%
San Francisco	817	1.9%	2,479	2,414	2.7%	95.3%	94.1%	1.3%	12,085	11,586	4.3%
Other Northern CA	96	0.3%	2,738	2,477	10.5%	98.0%	98.0%	0.0%	1,614	1,435	12.5%
Total Northern California	13,892	37.1%	2,562	2,504	2.3%	96.7%	96.1%	0.6%	217,060	210,342	3.2%

Seattle Metro	10,238	18.1%	1,751	1,642	6.6%	96.4%	95.8%	0.6%	113,279	105,648	7.2%

Total Same-Property	46,128	100.0%	$2,147	$2,067	3.9%	96.4%	96.0%	0.4%	$606,787	$580,943	4.4%

See Company’s 10-K and 10-Q for additional disclosures
S-9.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of June 30, 2017 and 2016
(Dollars in thousands)

	Based on 46,128 apartment homes
	Q2 '17	Q2 '16	% Change	% of Op. Ex.	YTD 2017	YTD 2016	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$32,392	$31,195	3.8%	35.9%	$63,988	$62,570	2.3%	35.4%
Maintenance and repairs	16,869	16,870	0.0%	18.7%	34,267	33,484	2.3%	19.0%
Administrative	16,048	16,326	-1.7%	17.8%	32,017	31,868	0.5%	17.7%
Utilities	15,119	14,116	7.1%	16.7%	30,126	28,104	7.2%	16.7%
Management fees	6,928	6,943	-0.2%	7.7%	13,857	13,880	-0.2%	7.7%
Insurance	2,952	2,943	0.3%	3.2%	6,508	5,884	10.6%	3.5%
Total same-property operating expenses	$90,308	$88,393	2.2%	100.0%	$180,763	$175,790	2.8%	100.0%

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - June 30, 2017
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied (3)	% Leased (3)	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (4)
Station Park Green - Phases I & II (5)	San Mateo, CA	100%	320	30,000	$106	$133	$239	$239	$693	0.0%	0.0%	Q3 2015	Q1 2018	Q4 2018
Gateway Village (6)	Santa Clara, CA	100%	476	-	54	172	226	226	475	0.0%	0.0%	Q3 2016	Q3 2018	Q4 2019
Total Development Projects - Consolidated			796	30,000	160	305	465	465	584

Land Held for Future Development - Consolidated
Other Projects (5)(7)	Various	100%			115	-	115	115
Total Development Pipeline - Consolidated			796	30,000	275	305	580	580

Development Projects - Joint Venture (4)
The Galloway (at Hacienda)	Pleasanton, CA	55%	251	-	83	3	86	47	343	58.0%	69.0%	Q1 2015	Q1 2017	Q1 2018
Century Towers	San Jose, CA	50%	376	2,006	155	17	172	86	456	54.0%	58.8%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (8)	San Francisco, CA	50%	545	6,000	131	284	415	208	751	0.0%	0.0%	Q4 2015	Q2 2019	Q4 2020
Total Development Projects - Joint Venture			1,172	8,006	369	304	673	341	$569

Land Held for Future Development - Joint Venture		50%			13	1	14	7
Total Development Pipeline - Joint Venture			1,172	8,006	382	305	687	348

Grand Total - Development Pipeline			1,968	38,006	$657	$610	$1,267	928
Essex Cost Incurred to Date - Pro Rata								(470)
Essex Remaining Commitment								$458

(1)	The Company’s share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)
Calculations are based on multifamily operations only and are as of June 30, 2017. As of July 24, 2017, The Galloway (at Hacienda) was 78% leased and 70% occupied and Century Towers was 69% leased and 63% occupied.

(4)
For the second quarter of 2017, the Company’s cost includes $3.0 million of capitalized interest, $1.4 million of capitalized overhead and $0.4 million of development fees (such development fees reduced G&A expenses).

(5)
Development of phases one and two are reflected under Development Projects - Consolidated. Costs incurred for phases three and four, which consist of 279 apartment homes, are included in Land Held for Future Development - Consolidated.

(6)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.
(7)	Cost incurred to date does not include a deduction of $6.3 million for accumulated depreciation recorded during the period when one property was held as a retail operating asset.
(8)	Estimated costs incurred to date and total cost is net of a projected value for low income housing tax credit proceeds and the value of the tax exempt bond structure.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - June 30, 2017
(Dollars in thousands)

Region/Project Name	Apartment Homes	Total Incurred To Date	Estimated Remaining Cost	Estimated Total Cost	Project Start Date	NOI
						For the six months ended
						2017	2016

Same-Property - Redevelopment Projects (1)
Southern California
Hamptons	215	$14,700	$8,900	$23,600	Q1 2014
Kings Road	196	1,700	10,500	12,200	Q4 2016
The Palms at Laguna Niguel	460	1,600	6,600	8,200	Q4 2016
Northern California
Crow Canyon	400	1,500	5,300	6,800	Q1 2017
Total Same-Property - Redevelopment Projects	1,271	$19,500	$31,300	$50,800		$11,362	$10,541

Non-Same Property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$62,900	$24,500	$87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$62,900	$24,500	$87,400		$3,956	$3,514

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capital Expenditures - June 30, 2017
(Dollars in thousands, except in footnotes and per apartment home amounts)

Revenue Generating Capital Expenditures (1) (2)	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Trailing 4 Quarters
Same-property portfolio	$16,519	$9,345	$14,910	$13,534	$54,308
Non-same property portfolio	3,987	2,310	5,114	6,691	18,102
Total revenue generating capital expenditures	$20,506	$11,655	$20,024	$20,225	$72,410

Number of same-property interior renovations completed	760	589	511	731	2,591
Number of total consolidated interior renovations completed	768	594	581	855	2,798

Non-Revenue Generating Capital Expenditures (3)	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Trailing 4 Quarters

Non-revenue generating capital expenditures (4)	$16,473	$9,381	$19,224	$18,520	$63,598
Average apartment homes in quarter	49,429	48,900	48,712	49,053	49,024
Capital expenditures per apartment homes in the quarter	$333	$192	$395	$378	$1,297

(1)	The Company incurred $0.3 million of capitalized interest, $2.9 million of capitalized overhead and $0.2 million of co-investment fees related to redevelopment in Q2 2017.
(2)
Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.
(4)	Non-revenue generating capital expenditures does not include expenditures incurred due to changes in governmental regulations that the Company would not have incurred otherwise.

See Company’s 10-K and 10-Q for additional disclosures
S-12.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - June 30, 2017	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended June 30, 2017	For the Six Months Ended June 30, 2017
(Dollars in thousands)

Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$571,981	$302,464	$92,237	3.8%	8.0	$9,812	$19,380
Wesco III, LLC	50.0%	993	251,126	132,859	47,496	3.4%	3.5	4,021	7,919
Wesco IV, LLC	50.0%	1,116	305,380	198,000	40,272	3.7%	4.4	4,933	9,816
BEXAEW, LLC	50.0%	2,191	406,525	280,000	46,728	3.5%	4.4	7,232	14,204
BEX II, LLC (3)	50.1%	871	307,113	130,373	(36,025)	3.2%	4.4	4,196	8,191
CPPIB	50.0% - 55.0%	2,232	862,912	-	461,872	-	-	12,812	24,716
Other	50.0% - 55.0%	753	273,351	185,867	41,053	3.1%	3.5	3,921	7,743
Total Operating Non-Consolidated Joint Ventures		10,431	$2,978,388	$1,229,563	$693,633	3.5%	5.1	$46,927	$91,969
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,172	382,103	93,878	126,119	3.3%	4.4	194	250
Total Non-Consolidated Joint Ventures		11,603	$3,360,491	$1,323,441	$819,752			$47,121	$92,219

								Essex Portion of NOI and Expenses
NOI								$24,392	$47,567
Depreciation								(13,627)	(26,481)
Interest expense and other								(6,370)	(11,438)
Net income from operating co-investments								$4,395	$9,648

						Weighted Average Preferred Return	Weighted Average Expected Term
								Income from Preferred Equity Investments
Income from preferred equity investments								$5,665	$11,311
Income from early redemption of preferred equity investments								248	248
Preferred Equity Investments (2)					$225,307	10.6%	2.7	$5,913	$11,559

Total Co-investments					$1,045,059			$10,308	$21,207

(1)	The Company has interests in three development co-investments, which are detailed on S-11.
(2)	As of June 30, 2017, the Company has invested in thirteen preferred equity investments.
(3)	This co-investment was classified as a liability as of June 30, 2017.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2017 FFO Guidance Range
Q2 2017 Earnings Results Supplement

The guidance projections below are based on current expectations and are forward-looking. See page S-14.1 for the reconciliations of earnings per share (“EPS”) to FFO per share and Core FFO per share. The guidance on this page is given for Net Operating Income and Total and Core FFO. See pages S-17.1 to S-17.4 for the definitions of non-GAAP financial measures and other terms.

($’s in thousands, except share and per share data) (1)	Six Months Ended June 30, 2017	2017 Full-Year Guidance Range
		Low End	High End	Comments About Guidance
Net Operating Income (“NOI”)
Total NOI from consolidated communities	$472,156	$939,500	$951,500	Includes actual results through June and the revised range of same-property NOI growth of 3.3% to 4.6%.
Management Fees	4,532	8,900	9,300

Interest Expense

Interest expense, before capitalized interest	(112,885)	(227,800)	(226,200)
Interest capitalized	6,585	13,400	14,400	Updated to reflect timing of development spend.
Net interest expense	(106,300)	(214,400)	(211,800)

Recurring Income and Expenses
Interest and other income	10,483	21,700	22,300

FFO from co-investments	47,440	95,600	98,100	Reflects actual results through June and investment activity completed through July.
General and administrative expense	(20,938)	(41,400)	(42,600)
Non-controlling interest	(5,106)	(10,600)	(10,200)
Total recurring income and expenses	31,879	65,300	67,600
Non-Core Income and Expenses
Gain on sales of marketable securities	1,618	1,618	1,618
Acquisition and investment related costs	(830)	(1,100)	(1,700)
Other non-core adjustments	293	293	293
Total non-core income and expenses	1,081	811	211

Funds from Operations	$403,348	$800,111	$816,811

Funds from Operations per diluted share	$5.93	$11.71	$11.96

% Change - Funds from Operations	8.8%	5.3%	7.6%

Core Funds from Operations (excludes non-core items)	$402,267	$799,300	$816,600

Core Funds from Operations per diluted share	$5.91	$11.70	$11.96

% Change - Core Funds from Operations	9.0%	6.0%	8.3%

EPS - Diluted	$3.80	$5.75	$6.00

Weighted average shares outstanding - FFO calculation	68,058	68,300	68,300

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliation of Projected EPS, FFO and Core FFO per diluted share

Projected EPS, FFO and Core FFO per diluted share

With respect to the Company’s guidance regarding its projected FFO and Core FFO for the third quarter of 2017 and full-year 2017, which guidance is set forth in the earnings release for the second quarter of 2017 and on page S-14 of this supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

		2017 Guidance Range (1)
	Six Months Ended June 30, 2017	3rd Quarter 2017		Full-Year 2017
		Low	High	Low	High
EPS - diluted	$3.80	$0.96	$1.06	$5.75	$6.00
Conversion from GAAP share count	(0.12)	(0.03)	(0.03)	(0.20)	(0.20)
Depreciation & amortization expense	3.81	1.91	1.91	7.65	7.65
Noncontrolling interests related to Operating Partnership units	0.13	0.03	0.03	0.19	0.19
Gain on sale of real estate and remeasurement of co-investment	(1.69)	-	-	(1.68)	(1.68)
FFO per share - diluted	5.93	2.87	2.97	11.71	11.96
Gain on sale of marketable securities	(0.02)	-	-	(0.02)	(0.02)
Acquisition and investment related costs	0.01	0.01	0.01	0.02	0.03
Other non-core adjustments	(0.01)	-	-	(0.01)	(0.01)
Core FFO per share - diluted	$5.91	$2.88	$2.98	$11.70	$11.96

(1)
2017 Guidance Range excludes projected gain on sale of real estate and land and projected gain on sale of marketable securities until they are realized within the reporting period presented in this report.

See Company’s 10-K and 10-Q for additional disclosures
S-14.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of June 30, 2017
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions			Essex
		Apartment	Ownership			Contract	Price per	Average
Property Name	Location	Homes	Percentage	Entity	Date	Price	Apartment Home	Rent

Palm Valley(1)	San Jose, CA	1,098	100.0%	EPLP	Jan-17	$183,000	$333	$2,566
Sage(2)	San Jose, CA	230	40.5%	EPLP	Mar-17	90,000	391	2,485
	Q1 2017	1,328				$273,000	$343

Dispositions			Essex
		Apartment	Ownership			Sales	Price per
Property Name	Location	Homes	Percentage	Entity	Date	Price	Apartment Home

Jefferson at Hollywood	Hollywood, CA	270	100.0%	EPLP	Jan-17	$132,500	$491
	Q1 2017	270				$132,500	$491

(1)	In January 2017, the Company purchased the joint venture partner’s 50.0% membership interest in the Palm Valley co-investment for a purchase price of $183.0 million.
(2)
In March 2017, the Company converted its existing $15.3 million preferred equity investment in Sage at Cupertino into a 40.5% equity ownership interest in the property. The Company issued DownREIT units to the seller for the remaining equity based on an estimated property valuation of $90.0 million and an encumbrance of $52.0 million of mortgage debt. Based on a VIE analysis performed by the Company the property was consolidated.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	15,850	1.0%	3.5%
San Diego	3,200	3,900	7,100	0.7%	0.6%	24,150	1.7%	4.5%
Ventura	450	375	825	0.7%	0.3%	7,500	2.5%	4.5%
So. Cal.	20,950	15,475	36,425	1.0%	0.6%	117,300	1.6%	3.9%

San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	17,300	1.6%	2.6%
No. Cal.	10,850	8,300	19,150	1.2%	0.8%	58,800	1.7%	2.5%

Seattle	10,950	8,650	19,600	2.3%	1.6%	44,600	2.7%	4.6%

Weighted Average (4)	42,750	32,425	75,175	1.3%	0.9%	220,700	1.8%	3.5%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2%, 2017 Job Growth: 1.6%

(1)
New Residential Supply: total supply includes the Company’s estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities.  Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).

(4)	Weighted Average: markets weighted by scheduled rent in the Company’s Portfolio.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Adjusted EBITDA Reconciliation

Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, “Net Indebtedness Divided by Adjusted EBITDA”, presented on page S-6, in the section titled “Selected Credit Ratios”, and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles (“GAAP”). Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The reconciliation of Adjusted EBITDA to Net Income available to common stockholders is presented in the table below (Dollars in thousands):

Three Months Ended June 30, 2017
Net income available to common stockholders	$70,759
Add: Net income attributable to noncontrolling interest	5,036
Net Income	75,795
Adjustments:
Acquisition and investment related costs	274
Depreciation and amortization	117,939
Equity income from co-investments	(4,395)
Gain on sale of marketable securities	(13)
Gain on remeasurement of co-investment	(2,159)
Income from early redemption of preferred equity investments	(248)
Interest expense, net (1)	54,281
Adjusted EBITDA	$241,474

(1)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

Encumbered

Encumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

Funds From Operations (“FFO”)

FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.

See Company’s 10-K and 10-Q for additional disclosures
S-17.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Funds From Operations (“FFO”) - continued

FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under U.S. GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation.

The reconciliations of diluted FFO and Core FFO are detailed on page S-3 in the section titled “Consolidated Funds From Operations”.

Interest Expense, Net

Interest expense, net is presented on page S-1 titled “Consolidated Operating Results”. Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):

	Three Months Ended June 30, 2017	Six Months Ended June 30, 2017
Interest expense	$56,812	$111,395
Adjustments:
Total return swap income	(2,531)	(5,115)
Interest expense, net	$54,281	$106,280

Net Indebtedness Divided by Adjusted EBITDA

This credit ratio is presented on page S-6 in the section titled “Selected Credit Ratios”. This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired or disposed of during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in “Adjusted EBITDA Reconciliation” above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the table below (Dollars in thousands):

Total debt, net	$5,663,395
Adjustments:
Unamortized premiums, discounts, and debt issuance costs	(10,958)
Cash and cash equivalents-unrestricted	(183,885)
Marketable securities	(151,995)
Net Indebtedness	$5,316,557

Adjusted EBITDA, annualized (1)	$965,896
Other EBITDA normalization adjustments, net, annualized (2)	(8,312)
Adjusted EBITDA, normalized and annualized	$957,584

Net Indebtedness Divided by Adjusted EBITDA, normalized and annualized	5.6

(1)	Based on the amount for the most recent quarter, multiplied by four.
(2)	Adjustments made for properties acquired or disposed of during the quarter, multiplied by four.

See Company’s 10-K and 10-Q for additional disclosures
S-17.2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Net Operating Income (“NOI”) and Same-Property NOI Reconciliations

Net Operating Income (“NOI”) and same-property NOI are considered by management to be an important supplemental performance measures to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to NOI and same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Earnings from operations	$112,247	$105,873	$221,478	$205,868
Adjustments:
Depreciation and amortization	117,939	109,673	233,442	219,380
Management and other fees from affiliates	(2,296)	(2,028)	(4,532)	(4,052)
General and administrative	10,337	9,698	20,938	18,880
Acquisition and investment related costs	274	267	830	1,095
NOI	238,501	223,483	472,156	441,171
Less: Non-same property NOI	(24,147)	(18,783)	(46,132)	(36,018)
Same-Property NOI	$214,354	$204,700	$426,024	$405,153

Public Bond Covenants

Public Bond Covenants refers to certain covenants set forth in instruments governing the Company’s unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leverage and certain investment limitations. These covenants may restrict the Company’s ability to expand or fully pursue its business strategies. The Company’s ability to comply with these covenants may be affected by changes in the Company’s operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company’s indebtedness, which could cause those and other obligations to become due and payable. If any of the Company’s indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see “Item 1A: Risk Factors - Risks Related to Our Indebtedness and Financing” in the Company’s annual report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission (“SEC”).

The ratios set forth on page S-6 in the section titled “Public Bond Covenants” are provided only to show the Company’s compliance with certain specified covenants that are contained in indentures related to the Company’s issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 10, 2017, filed by the Company as Exhibit 4.1 to the Company’s Form 8-K, filed on April 10, 2017. These ratios should not be used for any other purpose, including without limitation to evaluate the Company’s financial condition or results of operations, nor do they indicate the Company’s covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the indentures filed by the Company with the SEC and may differ materially from similar terms used by other companies that present information about their covenant compliance.

Secured Debt

Secured Debt means Debt of the Company or any of its subsidiaries which is secured by an encumbrance on any property or assets of the Company or any of its subsidiaries. The calculation of Secured Debt is set forth on page S-5.

See Company’s 10-K and 10-Q for additional disclosures
S-17.3

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Unencumbered NOI to Adjusted Total NOI

This ratio is presented on page S-6 in the section titled “Selected Credit Ratios”. Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended June 30, 2017, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended June 30, 2017 and as further adjusted for pro forma NOI for properties acquired or sold during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in “Net Operating Income (“NOI”) and Same-Property NOI Reconciliation” above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):

Annualized Q2'17 (1)
NOI	$954,004
Adjustments:
Other, net (2)	(11,915)
Adjusted Total NOI	942,089
Less: Encumbered NOI	(288,159)
Unencumbered NOI	$653,930

Encumbered NOI	$288,159
Unencumbered NOI	653,930
Adjusted Total NOI	$942,089

Unencumbered NOI to Adjusted Total NOI	69%

(1)	This table is based on the amounts for the most recent quarter, multiplied by four.
(2)	Includes intercompany eliminations pertaining to self-insurance and other expenses.

See Company’s 10-K and 10-Q for additional disclosures
S-17.4